united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/22

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

JAG Large Cap Growth Fund

September 30, 2022

JAG Capital Management LLC

9841 Clayton Road

St. Louis, MO 63124

www.JAGCapitalFunds.com	855-552-4596

Annual Shareholder Letter	September 30, 2022

Dear Shareholder:

Consistent with our longstanding investment philosophy and process, substantially all the Fund’s assets are invested in a focused but diversified portfolio of companies which we believe possess strong growth characteristics, fundamental strength, and compelling long-term price appreciation potential.

During the year ended September 30, 2022 (the “Reporting Period”), the Fund’s Class A, R, and I shares generated cumulative total returns, without sales charges, of -29.7%, -29.3%, and -29.5%, respectively. These returns compare to the cumulative -22.6% total return of the Fund’s benchmark, the Russell 1000 Growth Index.

The Fund lagged the Russell 1000 Growth Index during the Reporting Period. Most of the performance lag was attributable to undistinguished security selection in the Information Technology sector. We believe we made at least two mistakes of analysis in late 2021, which negatively affected the Fund’s returns over the Reporting Period. First, we believed that the significant advances that many technology companies made in users, revenue growth rates, profitability, and overall market penetration would persist as the economy and markets recovered from COVID lockdowns. Although we still believe that the pandemic greatly accelerated the pace of technology adoption in enterprise software, streaming entertainment, and digitization of our economy, we clearly overestimated the stickiness of pandemic-driven gains in several companies and industries. Second, and somewhat relatedly, we failed to anticipate how aggressively the Federal Reserve would act to counter persistently high inflation. The Fed has raised interest rates more dramatically, over a much shorter period, than we expected. As a result, valuation multiples have compressed dramatically over the last several quarters, especially within the faster-growing, more highly valued cohort of technology-oriented companies. To paraphrase John Maynard Keynes, when the facts change, we must be willing to change our minds. Accordingly, this year we have reacted to changing capital market and company-specific fundamentals by trimming or eliminating several positions from the Fund.

As we have noted in the past, the Fund employs an active approach to portfolio management. We focus intently on the Fund’s goal of delivering long-term excess returns, after all expenses, when compared to the Russell 1000 Growth Index and the S&P 500 Index.

Far from mirroring the indexes, we seek to build a focused but diversified portfolio of 30-40 individual common stocks which we believe have the potential to reward shareholders with outsized returns over the intermediate and long term. Our commitment to owning such a focused group of stocks dictates that we also employ strong risk management techniques. There are a lot of definitions of “risk” in our industry, but for us it is best defined as the potential for permanent loss of capital. Short-term price volatility — the daily, weekly, and monthly fluctuations in securities prices — is interesting and sometimes exciting, but these zigs and zags are ultimately meaningless to long-term investors. We are

9841 Clayton Road St. Louis, MO 63124	5948-NLD-10282022
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com

willing to accept moderate amounts of volatility in the prices of the Fund’s investment positions, but we work very hard to avoid exposing the Fund’s investors to investment propositions which threaten permanent destruction of capital.

As is almost always the case, our portfolio composition varies significantly from that of the broader market. From time to time, this has historically left the Fund vulnerable to periods of short- and intermediate-term underperformance. Regardless, we will continue to adhere to our time-tested process as 2023 quickly approaches.

As growth investors, we are confident that this year’s equity market volatility is creating attractive long-term opportunities. Although bear markets are deeply unpleasant to endure, they eventually give way to better times ahead. Our sense is that we may be close, in either time or price, to a more durable bottom in growth equities. However, our nearly three decades of experience inform us that the latter stages of bear markets tend to be the scariest and most volatile. To the extent that these sorts of markets compel some investors to abandon their long-held plans and flee to the safety of cash equivalents, that can be quite dangerous to long-term investment plans. Of course, all of this is easy to say, but hard to do in practice. For the S&P 500, this is the ninth significant (i.e., a decline of at least -25%) bear market since World War II. They vary in length and depth, but the multi-year returns after the end of all previous post-war bears have been strongly positive. In our view, the odds are very high that will once again be the case, although we cannot predict the timing of a recovery. Interestingly, multiple investor sentiment indicators have hit or are approaching levels that historically have represented extreme pessimism and bearishness. Poor investor sentiment can persist for some time, so this is not a precise “market timing” indicator. However, in our experience, widespread investor pessimism is a necessary if not sufficient condition for a more permanent equity rally to develop.

As discussed in last year’s letter, we continue to be attracted to opportunities within the Health Care sector. We are also positioned to benefit from what we believe will be a very powerful wave of spending over the next decade to upgrade the US electric grid to support the growth of the electric vehicle market and the continued evolution to renewable sources of energy. More broadly, we favor companies with leadership positions in their industries, strong brands, and durable pricing power. These types of businesses are likely to continue to weather inflationary pressures better than companies which are overly dependent on commodity prices. Along those lines, although many energy stocks have delivered extraordinary gains in 2022, we remain skeptical of the durability of this year’s rally in energy shares. Within commodity markets, the old saying “the cure for high prices is high prices” tends to be proven true, either sooner or later. If history is any guide, elevated oil and natural gas prices will eventually spur producers to increase their production. This higher supply, combined with the demand moderation that accompanies economic slowdowns, could result in lower oil and natural gas prices and downward pressure on oil and gas stocks. The extremely chaotic interest rate environment makes us more cautious than most on financial services companies whose economics rely on lending. Mortgage rates have roughly doubled over the past year, which is likely to significantly slow homebuilding, new automobile purchases, and demand for corporate lines of credit. Finally, we

9841 Clayton Road St. Louis, MO 63124	5948-NLD-10282022
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com

are less enthusiastic about the prospects for the Technology sector than we have been over the past several years. Although we remain big believers in the power of innovative technology solutions, the intermediate-term outlook for technology spending is cloudier than it has been since at least 2009. Consumers and enterprises are more cautious with big-ticket investments in smartphones, semiconductor chips, and software. This wave of belt-tightening, along with the significant increase in interest rates, has caused more share price volatility than we expected. We have reacted by reducing some of our technology and technology-adjacent holdings, and we are being more selective than ever with new purchases in this area of the market.

Looking forward into 2023, we think it is highly likely that various inflation stressors are in the process of moderating. Multiple inflation indicators show a decline in supply chain price pressures. As just one example, according to the Freightos Baltic Index (FBX), shipping container costs from SE Asia to the US west coast have fallen from $16,241 on 3/16/2022 to a recent $2,515 on 10/4/2022, representing a decline of ~85%. While the Consumer Price Index remains far above the Fed’s target of 2%, the combination of dampened demand and improving supply chains is alleviating price pressures in a wide range of goods. Assuming we are generally correct about the path of inflation, the Fed could soften its hawkish tone on interest rates relatively soon. According to the Fed’s own estimates, interest rate increases will begin to slow in the coming months, and the last rate hike for this cycle could occur in March 2023 or even sooner. If that turns out to be the case, and the Fed signals to markets that this rate hike cycle is approaching its end, that will likely be a materially positive catalyst for global risk assets. In fact, even if inflation remains more stubborn than we expect, other factors could cause the Federal Reserve to ease up on the brakes sooner than many predict. Geopolitical tensions remain very elevated as Russia has recently escalated the war in Ukraine and the risk of a broader conflict simply can’t be ruled out. But most Western countries remain united in their opposition to the Russian invasion of Ukraine and that will continue to be a powerful deterrent to Russian President Putin. Additionally, even some of Russia’s most important economic allies, including China and India, have voiced concerns about the escalation of the war which has further isolated Russia from the global community. In our opinion, any reduction in geopolitical tensions would represent an upside surprise for global risk assets, including US stocks and bonds. The US midterm elections are a potentially underappreciated positive catalyst for the markets as we approach 2023. Historically, the first midterm election of a Presidential term has resulted in the incumbent President’s party losing seats in Congress. This has tended to be true regardless of the President’s party affiliation. New federal legislation always results in winners and losers in the economy, which can disrupt individuals and corporate planning. Therefore, unlike many of us as individual citizens, capital markets tend to favor the legislative gridlock that typically occurs when neither political party controls both houses of Congress and the Oval Office.

This is a difficult market and a complicated moment for the world, but history is clear: the best investment opportunities emerge out of periods characterized by fear and uncertainty. We are committed to managing the Fund in this challenging investment environment and seeking the opportunities that will set the stage for future investment success.

9841 Clayton Road St. Louis, MO 63124	5948-NLD-10282022
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com

Best regards,

Norman B. Conley III
Portfolio Manager

*	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the largest 1000 securities in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values. It is generally representative of the large-cap growth segment of the U.S. equity market. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

9841 Clayton Road St. Louis, MO 63124	5948-NLD-10282022
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

Average Annual Total Return through September 30, 2022* as compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Class A	-29.72%	4.72%	6.43%	10.40%	11.26%	N/A
Class A with 5.75% load	-33.76%	2.67%	5.18%	9.75%	10.65%	N/A
Class I	-29.52%	5.00%	6.72%	10.69%	11.54%	N/A
Class R	-29.27%	N/A	N/A	N/A	N/A	2.17%
Russell 1000 Growth Total Return Index(c)	-22.59%	10.67%	12.16%	13.70%	14.33%	6.58%
S&P 500 Total Return Index (d)	-15.47%	8.16%	9.24%	11.70%	12.43%	5.48%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 1.25% and 0.90% of the Fund’s average daily net assets through January 31, 2023, for Class A, Class I and Class R shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three years after the fees have been waived or reimbursed if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time. Without these waivers, the Fund’s total annual operating expenses would have been 1.59%, 1.34% and 0.99% for the JAG Large Cap Growth Fund’s Class A, Class I and Class R shares, per the latest prospectus, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and a maximum deferred sales charge of 1.00%. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund Class A and Class I commenced operations on December 22, 2011.

(b)	JAG Large Cap Growth Fund Class R commenced operations on February 3, 2020.

(c)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

(d)	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $250,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	12.2%
Retail - Discretionary	8.6%
Semiconductors	7.8%
Health Care Facilities & Services	7.6%
Technology Services	6.8%
Biotech & Pharma	6.0%
Medical Equipment & Devices	5.9%
Technology Hardware	5.1%
Internet Media & Services	4.7%
Short-Term Investment	7.5%
Other / Cash & Cash Equivalents	27.8%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

JAG LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 97.7%
	ADVERTISING & MARKETING - 3.1%
20,713	Trade Desk, Inc. (The), Class A(a)	$1,237,602

	APPAREL & TEXTILE PRODUCTS - 3.5%
4,437	Deckers Outdoor Corporation(a)	1,387,051

	AUTOMOTIVE - 2.6%
3,846	Tesla, Inc.(a)	1,020,152

	BIOTECH & PHARMA - 6.0%
4,056	Eli Lilly and Company	1,311,508
3,717	Vertex Pharmaceuticals, Inc.(a)	1,076,220
		2,387,728
	COMMERCIAL SUPPORT SERVICES - 2.0%
5,004	Waste Management, Inc.	801,691

	E-COMMERCE DISCRETIONARY - 3.8%
13,280	Amazon.com, Inc.(a)	1,500,640

	ENGINEERING & CONSTRUCTION - 3.7%
11,601	Quanta Services, Inc.	1,477,852

	HEALTH CARE FACILITIES & SERVICES - 7.6%
4,950	McKesson Corporation	1,682,356
2,683	UnitedHealth Group, Inc.	1,355,022
		3,037,378
	INSURANCE - 2.6%
956	Markel Corporation(a)	1,036,514

	INTERNET MEDIA & SERVICES - 4.7%
19,520	Alphabet, Inc., Class A(a)	1,867,088

	LEISURE FACILITIES & SERVICES - 3.1%
826	Chipotle Mexican Grill, Inc.(a)	1,241,280

See accompanying notes which are an integral part of these financial statements.

JAG LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 97.7% (Continued)
	MACHINERY - 2.0%
2,396	Deere & Company	$800,000

	MEDICAL EQUIPMENT & DEVICES - 5.9%
8,271	Edwards Lifesciences Corporation(a)	683,433
3,279	Thermo Fisher Scientific, Inc.	1,663,076
		2,346,509
	OIL & GAS PRODUCERS - 2.7%
6,403	Cheniere Energy, Inc.	1,062,322

	RETAIL - CONSUMER STAPLES - 3.9%
3,286	Costco Wholesale Corporation	1,551,879

	RETAIL - DISCRETIONARY - 8.6%
3,132	Lululemon Athletica, Inc.(a)	875,582
1,989	O’Reilly Automotive, Inc.(a)	1,398,962
6,434	Tractor Supply Company	1,195,952
		3,470,496
	SEMICONDUCTORS - 7.8%
5,273	Advanced Micro Devices, Inc.(a)	334,097
1,181	ASML Holding N.V. - ADR	490,528
2,203	Monolithic Power Systems, Inc.	800,570
15,998	ON Semiconductor Corporation(a)	997,156
4,241	QUALCOMM, Inc.	479,148
		3,101,499
	SOFTWARE - 12.2%
3,685	Adobe, Inc.(a)	1,014,112
2,802	Atlassian Corp plc, Class A(a)	590,073
4,940	Crowdstrike Holdings, Inc., Class A(a)	814,161
8,147	Microsoft Corporation	1,897,437
1,438	ServiceNow, Inc.(a)	543,003
		4,858,786
	TECHNOLOGY HARDWARE - 5.1%
14,773	Apple, Inc.	2,041,629

See accompanying notes which are an integral part of these financial statements.

JAG LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 97.7% (Continued)
	TECHNOLOGY SERVICES - 6.8%
5,401	Gartner, Inc.(a)	$1,494,403
6,905	Visa, Inc., Class A	1,226,673
		2,721,076

	TOTAL COMMON STOCKS (Cost $38,660,910)	38,949,172

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 7.5%
	MONEY MARKET FUNDS - 7.5%
2,976,948	First American Government Obligations Fund Class X, 2.77% (Cost $2,976,948)(b)	2,976,948

	TOTAL INVESTMENTS - 105.2% (Cost $41,637,858)	$41,926,120
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.2)%	(2,059,729)
	NET ASSETS - 100.0%	$39,866,391

ADR	- American Depositary Receipt

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

ASSETS
Investment securities:
At cost	$41,637,858
At fair value	$41,926,120
Receivable for Fund shares sold	21,564
Dividends and interest receivable	12,471
Prepaid expenses	32,023
TOTAL ASSETS	41,992,178

LIABILITIES
Payable for investments purchased	2,062,671
Payable for Fund shares redeemed	655
Investment management fees payable	27,711
Distribution (12b-1) fees payable	204
Payable to related parties	9,131
Accrued expenses and other liabilities	25,415
TOTAL LIABILITIES	2,125,787
NET ASSETS	$39,866,391

Composition of Net Assets:
Paid in capital	$39,216,250
Accumulated earnings	650,141
NET ASSETS	$39,866,391

Net Asset Value Per Share:
Class A Shares:
Net Assets	$173,374
Shares of beneficial interest outstanding (a)	13,190
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$13.14
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$13.94

Class I Shares:
Net Assets	$29,248,455
Shares of beneficial interest outstanding (a)	2,121,099
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$13.79

Class R Shares:
Net Assets	$10,444,562
Shares of beneficial interest outstanding (a)	749,251
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$13.94

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,925)	$247,724
Interest	10,654
TOTAL INVESTMENT INCOME	258,378

EXPENSES
Investment management fees	442,425
Distribution (12b-1) fees:
Class A	550
Administration fees	95,102
Management services fees	55,035
Registration fees	51,655
Shareholder service fees	27,399
Compliance officer fees	21,009
Legal fees	18,398
Audit fees	13,566
Trustees fees and expenses	13,336
Printing and postage expenses	6,068
Custodian fees	3,517
Custody overdraft fees	2,442
Insurance expense	1,825
Other expenses	2,577
TOTAL EXPENSES	754,904

Less: Fees waived by the Manager	(104,529)
NET EXPENSES	650,375

NET INVESTMENT LOSS	(391,997)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments and foreign currency transactions	1,973,866
Net change in unrealized depreciation on:
Investments	(19,466,673)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(17,492,807)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,884,804)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
FROM OPERATIONS
Net investment loss	$(391,997)	$(545,159)
Net realized gain from investments and foreign currency transactions	1,973,866	11,939,443
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(19,466,673)	2,577,412
Net increase (decrease) in net assets resulting from operations	(17,884,804)	13,971,696

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(38,585)	(120,291)
Class I	(9,514,267)	(6,622,063)
Class R	(2,206,301)	(1,194,396)
Net decrease in net assets from distributions to shareholders	(11,759,153)	(7,936,750)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	58,655	36,732
Class I	2,637,085	5,301,363
Class R	2,552,821	5,409,118
Net asset value of shares issued in reinvestment of distributions:
Class A	38,585	70,358
Class I	4,606,116	3,367,966
Class R	2,206,301	1,194,396
Payments for shares redeemed:
Class A	(33,831)	(2,173,394)
Class I	(11,173,944)	(8,277,744)
Class R	(1,764,086)	(2,934,516)
Net increase (decrease) in net assets from shares of beneficial interest	(872,298)	1,994,279

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,516,255)	8,029,225

NET ASSETS
Beginning of Year	70,382,646	62,353,421
End of Year	$39,866,391	$70,382,646

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
SHARE ACTIVITY
Class A:
Shares Sold	3,373	1,592
Shares Reinvested	2,014	3,442
Shares Redeemed	(2,010)	(101,635)
Net increase (decrease) in shares of beneficial interest outstanding	3,377	(96,601)

Class I:
Shares Sold	146,984	238,677
Shares Reinvested	229,617	159,016
Shares Redeemed	(663,620)	(374,185)
Net increase (decrease) in shares of beneficial interest outstanding	(287,019)	23,508

Class R:
Shares Sold	154,537	222,168
Shares Reinvested	109,115	56,207
Shares Redeemed	(89,892)	(130,195)
Net increase in shares of beneficial interest outstanding	173,760	148,180

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$22.62		$20.73		$17.17		$20.94		$19.15
Income (loss) from investment operations:
Net investment loss (3)	(0.17)		(0.23)		(0.16)		(0.08	) (4)	(0.18)
Net realized and unrealized gain (loss) on investments	(5.29)		4.90		5.24		(1.44)		4.67
Total from investment operations	(5.46)		4.67		5.08		(1.52)		4.49
Less distributions from:
Net realized gains	(4.02)		(2.78)		(1.52)		(2.25)		(2.70)
Total distributions	(4.02)		(2.78)		(1.52)		(2.25)		(2.70)
Net asset value, end of year	$13.14		$22.62		$20.73		$17.17		$20.94
Total return (1)	(29.72)%		23.97%		31.81%		(5.74%)		26.17%
Net assets, at end of year (000s)	$173		$222		$2,206		$2,553		$2,803
Ratio of gross expenses to average net assets (2)(5)	1.61	% (7)	1.59	% (7)	1.67	% (7)	1.73	% (7)	1.75%
Ratio of net expenses to average net assets (5)	1.51	% (7)	1.51	% (7)	1.51	% (7)	1.50	% (7)	1.51%
Ratio of net investment loss to average net assets (5)(6)	(1.04	)% (7)	(1.13	)% (7)	(0.91	%) (7)	(0.48	%) (7)	(0.97%)
Portfolio Turnover Rate	78%		72%		113%		129%		125%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended September 30, 2019, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Excluding interest expense, the following ratios would have been:

	September 30,	September 30,	September 30,	September 30,
	2022	2021	2020	2019
Gross expenses to average net assets	1.60%	1.58%	1.66%	1.74%
Net expenses to average net assets	1.50%	1.50%	1.50%	1.50%
Net investment loss to average net assets	(1.03)%	(1.12)%	(0.90)%	(0.48)%

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$23.49		$21.38		$17.62		$21.37		$19.45
Income (loss) from investment operations:
Net investment loss (3)	(0.14)		(0.20)		(0.12)		(0.04)		(0.14)
Net realized and unrealized gain (loss) on investments	(5.54)		5.09		5.40		(1.46)		4.76
Total from investment operations	(5.68)		4.89		5.28		(1.50)		4.62
Less distributions from:
Net realized gains	(4.02)		(2.78)		(1.52)		(2.25)		(2.70)
Total distributions	(4.02)		(2.78)		(1.52)		(2.25)		(2.70)
Net asset value, end of year	$13.79		$23.49		$21.38		$17.62		$21.37
Total return (1)	(29.52)%		24.30%		32.15%		(5.51)%		26.46	% (6)
Net assets, at end of year (000s)	$29,248		$56,561		$50,990		$59,517		$64,570
Ratio of gross expenses to average net assets (2)(4)	1.36	% (7)	1.34	% (7)	1.42	% (7)	1.48	% (7)	1.50%
Ratio of net expenses to average net assets (4)	1.26	% (7)	1.26	% (7)	1.26	% (7)	1.25	% (7)	1.26%
Ratio of net investment loss to average net assets (4)(5)	(0.79	)% (7)	(0.88	)% (7)	(0.66	%) (7)	(0.20	%) (7)	(0.73%)
Portfolio Turnover Rate	78%		72%		113%		129%		125%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Excluding interest expense, the following ratios would have been:

	September 30,	September 30,	September 30,	September 30,
	2022	2021	2020	2019
Gross expenses to average net assets	1.35%	1.33%	1.41%	1.49%
Net expenses to average net assets	1.25%	1.25%	1.25%	1.25%
Net investment loss to average net assets	(0.78)%	(0.87)%	(0.65)%	(0.20)%

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year Presented

	Class R

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2022	2021	2020 (1)

Net asset value, beginning of year	$23.63	$21.43	$17.85
Income (loss) from investment operations:
Net investment loss (4)	(0.08)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	(5.59)	5.10	3.62
Total from investment operations	(5.67)	4.98	3.58
Less distributions from:
Net realized gains	(4.02)	(2.78)	—
Total distributions	(4.02)	(2.78)	—
Net asset value, end of period/year	$13.94	$23.63	$21.43
Total return (2)	(29.27)%	24.70%	20.06	% (9)
Net assets, at end of period/year (000s)	$10,445	$13,599	$9,158
Ratio of gross expenses to average net assets (3)(5)(7)	1.02%	0.99%	1.07	% (8)
Ratio of net expenses to average net assets (5)(7)	0.91%	0.91%	0.91	% (8)
Ratio of net investment loss to average net assets (5)(6)(7)	(0.42)%	(0.53)%	(0.31	%) (8)
Portfolio Turnover Rate	78%	72%	113	% (9)

(1)	JAG Large Cap Growth Fund Class R commenced operations on February 3, 2020.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Excluding interest expense, the following ratios would have been:

	September 30,	September 30,	September 30,
	2022	2021	2020
Gross expenses to average net assets	1.01%	0.98%	1.06%
Net expenses to average net assets	0.90%	0.90%	0.90%
Net investment loss to average net assets	(0.43)%	(0.52)%	(0.30)%

(8)	Annualized.

(9)	Not annualized.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-eight series. These financial statements pertain to the following series: JAG Large Cap Growth Fund (the “Fund” ). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund.

The Fund currently offers three classes of shares: Class A, Class I and Class R shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The JAG Large Cap Growth Fund (Class A and Class I) commenced operations on December 22, 2011. Class R shares commenced operations on February 3, 2020. The Fund’s investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies, including FASB Accounting Standards Update ASU (“ASU”) 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board” or “Trustees”), pursuant to the procedures (the “Procedures” ) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2022, for the Fund’s assets and liabilities measured at fair value:

Assets

Security
Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$38,949,172	$—	$—	$38,949,172
Short-Term Investment	2,976,948	—	—	2,976,948
Total	$41,926,120	$—	$—	$41,926,120

(a)	As of and during the year ended September 30, 2022, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)       Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2022, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2019 – September 30, 2021 or expected to be taken in the Fund’s September 30, 2022 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Ohio, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)       Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and distributed on an annual basis.

d)       Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

e)       Other – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)       Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)       Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2022, there were no CDSC fees paid.

i)       Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates as such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

j)       Cash and cash equivalents – The Fund considers its investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2022, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$42,194,586	$54,937,030

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

JAG Capital Management LLC acts as investment manager to the Fund pursuant to the terms of a management agreement (the “Management Agreement”) with the Trust on behalf of the Fund. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 0.80% of average net assets, such fee to be computed daily based upon daily net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2022, management fees of $442,425 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Fund, have entered into an expense limitation agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 1.25% and 0.90% for Classes A, I and R, respectively, of the Fund’s average daily net assets through January 31, 2023 (the “Expense Limitation Agreement”). Each waiver or reimbursement by the Manager is subject to recoupment within three years after the fees have been waived or reimbursed, if such recoupment may be achieved without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time.

For the year ended September 30, 2022, the Manager waived management fees in the amount of $104,529. As of September 30, 2022, the Manager may recapture $105,524 before September 30, 2023, $90,068 before September 30, 2024 and $104,529 before September 30, 2025, subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund Services LLC (“MFund”). Pursuant to the Management Services Agreement between the Trust and MFund, MFund provides the Fund with various management and legal administrative services. For these management and legal administrative services, the Fund pays MFund as of the last day of each month an asset-based fee which scales downward based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Prior to April 1, 2022 the Funds also paid an annual base fee. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Fees payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Management service fees.”

Pursuant to the Compliance Services Agreement, MFund provides chief compliance officer services to the Fund. For these compliance services, the Fund pays MFund as of the last day of each month a base fee plus an asset -based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Fees payable to related parties” and the amounts accrued [for the year?] are shown in the Statements of Operations under “Compliance officer fees.”

A trustee of the Trust is also the controlling member of MFund, the Manager and Catalyst Capital Advisors LLC (an investment manager to other series of the Trust) and is not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Distributors, LLC, (“NLD” or “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust. For the year ended September 30, 2022, the Distributor received $0 in underwriter commissions from the sale of Class A shares and Class R shares of the Fund.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of NLD, provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from the Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of UFS and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to a compliance services agreement with the Trust (the “Compliance Services Agreement”), MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The compliance officer fees for the year ended September 30, 2022, for the Fund was $21,009.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class R shares that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and Class R shares, based on average daily net assets of the class. Class A shares and Class R shares are currently paying 0.25% and 0.00% per annum of 12b-1 fees, respectively. The Trust has not adopted a plan for Class I. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Distributor and the Manager for distribution related expenses.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,651,134 for the Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,155,030
Unrealized depreciation:	(2,880,044)
Net unrealized appreciation:	$274,986

The tax character of fund distributions paid for the year ended September 30, 2022 and September 30, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2022	September 30, 2021
Ordinary Income	$3,019,609	$451,996
Long-Term Capital Gain	8,739,544	7,484,754
	$11,759,153	$7,936,750

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$—	$610,066	$(234,911)	$—	$—	$274,986	$650,141

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $234,911.

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2022 as follows:

Paid In	Distributable
Capital	Earnings	Net Assets
$39,216,250	$650,141	$39,866,391

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2022 the shareholders listed below held more than 25% of the Fund and may be deemed to control the Fund.

Owner
Perishing LLC (1)	31%
National Financial Services LLC (1)	26%

(1)	These owners are comprised of multiple investors and accounts.

(6)	SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

(7)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of JAG Large Cap Growth Fund and

Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JAG Large Cap Growth Fund (the “Fund”), a series of Mutual Fund Series Trust, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

JAG Large Cap Growth Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022, through September 30, 2022.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) . Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/22	9/30/22	4/1/22 – 9/30/22	4/1/22 – 9/30/22
Class A	$1,000.00	$784.90	$6.71	1.50%
Class I	1,000.00	786.20	5.60	1.25%
Class R	1,000.00	787.60	4.03	0.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/22	9/30/22	4/1/22 – 9/30/22	4/1/22– 9/30/22
Class A	$1,000.00	$1,017.55	$7.59	1.50%
Class I	1,000.00	1,018.80	6.33	1.25%
Class R	1,000.00	1,020.56	4.56	0.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

JAG Large Cap Growth Fund
ADDITIONAL INFORMATION (Unaudited)
September 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended September 30, 2022, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee ”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

JAG Large Cap Growth Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
September 30, 2022

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

JAG Large Cap Growth Fund
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2022

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	53	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Special Committee	Since 6/2006	Attorney since 1982.	37	Trustee of Variable Insurance Trust since 2010

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

JAG Large Cap Growth Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

September 30, 2022

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012- 3/2022	President of the Trust, 2/2012—4/2022; President, Rational Advisors, Inc., 1/2016 -present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	37	Variable Insurance Trust since 2010

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Vice President of the Trust, 2018--2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016- 6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available, free of charge, by calling toll-free 1-888-839-7424.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

DISTRIBUTOR
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave.,
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

JAG-AR22

(b)        Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2022	2021
JAG Large Cap Growth Fund	11,000	11,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2022	2021
JAG Large Cap Growth Fund	2,600	2,600

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2022 and 2021 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2022 and 2021 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	Not applicable. The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.
(i)	Not applicable.
(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

ITEM 13. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover
Principal Executive Officer/President
Date: December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover ___________
Principal Executive Officer/President
Date: December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 5, 2022